SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 28, 2006

                         INTERNATIONAL WIRE GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

       DELAWARE                      000-51043                   43-1705942
    (State or Other               (Commission File            (I.R.S. Employer
     Jurisdiction                      Number)               Identification No.)
  of Incorporation or
     Organization)

     12 MASONIC AVE., CAMDEN, NY                                  13316
(Address of Principal Executive Offices)                        (Zip Code)

           Registrant's telephone number, including area code: (315) 245-3800

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

           [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

           [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

           [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 28, 2006, International Wire Group, Inc. (the "Company") entered into Amendment No. 2 to Loan and Security Agreement (the "Revolver Amendment") by and among the Company, its domestic subsidiaries, the parties to the Loan Agreement as lenders and Wachovia Capital Finance Corporation (Central), formerly known as Congress Financial Corporation (Central), amending the Loan and Security Agreement, dated October 20, 2004, by and among the Company, its domestic subsidiaries at the time, the parties to the Loan Agreement as lenders, and Congress Financial Corporation (Central), as agent for the lenders (the "Revolving Credit Facility"). The Revolver Amendment, among other things, increases the available borrowing under the Revolving Credit Facility by $25 million, to $155 million, subject to borrowing base availability. In connection with Revolver Amendment, the Company and its domestic subsidiaries entered into Amendment No. 2 to Loan and Security Agreement ("Term Loan Amendment") with Silver Point Finance, LLC and an acknowledgement to Amendment No. 2 to Intercreditor Agreement ("Intercreditor Acknowledgment") to permit the increase in the Revolving Credit Facility.

On June 28, 2006, the Company and its wholly-owned subsidiary Wire Technologies, Inc. ("Wire Tech") entered into a Stock Purchase Agreement ("Cebu Purchase Agreement") with Draka Holding N.V. ("Draka"). Pursuant to the terms of the Cebu Purchase Agreement, Draka will purchase all the stock of the Company's Phillippines insulated wire subsidiary, IWG-Phillippines, Incorporated, for a purchase price of $30 million, plus an additional sum, estimated at $2 million, pursuant to a post closing working capital adjustment. Additionally, Draka will purchase approximately $6 million of copper from the Company, which is being held on consignment.

On June 30, 2006, the Company and Wire Tech entered into a Purchase Agreement ("Durango Purchase Agreement") with Draka and Draka Mexico Holding, S.A. de C.V. Pursuant to the terms of the Durango Purchase Agreement, Draka and Draka Mexico Holding, S.A. will purchase all the stock of the Company's Mexican insulated wire subsidiaries, IWG Services Company, S. de R.L. de C.V., Cables Durango, S. de R.L. de C.V. and IWG Durango, S. de R.L. de C.V., for a purchase price of $5 million.

The foregoing descriptions of the agreements above do not purport to be complete and are qualified in their entirety by reference to agreements, which are incorporated herein by reference as exhibits to this Current Report on Form 8-K.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth above under Item 1.01 related to the Revolver Amendment is hereby incorporated by reference into this Item 2.03.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

         EXHIBIT                        DESCRIPTION
         -------                        -----------

           2.1 Stock Purchase Agreement, dated as of June 28, 2006, by and among Draka Holding N.V., International Wire Group, Inc., and Wire Technologies, Inc.

           2.2 Purchase Agreement, dated as of June 30, 2006, by and among Draka Holding N.V., Draka Mexico Holding, S.A. de C.V., International Wire Group, Inc. and Wire Technologies, Inc.

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           10.1       Amendment No. 2 Loan and Security Agreement, dated as of
                      June 28, 2006, by and among International Wire Group, Inc., its domestic subsidiaries, the parties to the Loan Agreement as lenders and Wachovia Capital Finance Corporation (Central), formerly known as Congress Financial Corporation (Central).

           10.2 Amendment No. 2 Loan and Security Agreement, dated as of June 28, 2006, by and among International Wire Group, Inc., its domestic subsidiaries, the parties to the Loan Agreement as lenders and Silver Point Finance LLC.

           10.3 Amendment No. 2 to Intercreditor Agreement, dated as of June 28, 2006, by and between Wachovia Capital Finance Corporation (Central), formerly known as Congress Financial Corporation (Central), in its capacity as agent for the lenders who are party from time to time and Silver Point Finance LLC, in its capacity as collateral agent for the lenders who are party from time to time.

           99.1 Press Release, dated June 28, 2006, announcing the execution of the Stock Purchase Agreement for the sale of International Wire Group, Inc.'s insulated wire subsidiary in the Philippines.

           99.2 Press Release, dated July 3, 2006, announcing the execution of the Purchase Agreement for the sale of International Wire Group, Inc.'s insulated wire subsidiaries in Mexico.





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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               INTERNATIONAL WIRE GROUP, INC.


Date:  July 5, 2006            By:  /s/ Glenn J. Holler
                                    ------------------------------------
                                    Name:   Glenn J. Holler
                                    Title:    Senior Vice President, Chief
                                              Financial Officer and Secretary















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                                  EXHIBIT INDEX

         EXHIBIT                        DESCRIPTION
         -------                        -----------

           2.1 Stock Purchase Agreement, dated as of June 28, 2006, by and among Draka Holding N.V., International Wire Group, Inc., and Wire Technologies, Inc.

           2.2 Purchase Agreement, dated as of June 30, 2006, by and among Draka Holding N.V., Draka Mexico Holding, S.A. de C.V., International Wire Group, Inc. and Wire Technologies, Inc.

           10.1 Amendment No. 2 Loan and Security Agreement, dated as of June 28, 2006, by and among International Wire Group, Inc., its domestic subsidiaries, the parties to the Loan Agreement as lenders and Wachovia Capital Finance Corporation (Central), formerly known as Congress Financial Corporation (Central).

           10.2 Amendment No. 2 Loan and Security Agreement, dated as of June 28, 2006, by and among International Wire Group, Inc., its domestic subsidiaries, the parties to the Loan Agreement as lenders and Silver Point Finance LLC.

           10.3 Amendment No. 2 to Intercreditor Agreement, dated as of June 28, 2006, by and between Wachovia Capital Finance Corporation (Central), formerly known as Congress Financial Corporation (Central), in its capacity as agent for the lenders who are party from time to time and Silver Point Finance LLC, in its capacity as collateral agent for the lenders who are party from time to time.

           99.1 Press Release, dated June 28, 2006, announcing the execution of the Stock Purchase Agreement for the sale of International Wire Group, Inc.'s insulated wire subsidiary in the Philippines.

           99.2 Press Release, dated July 3, 2006, announcing the execution of the Purchase Agreement for the sale of International Wire Group, Inc.'s insulated wire subsidiaries in Mexico.